Investor Presentation

NYSE: IDT

East Coast IDEAS Conference

June 2025

Forward-Looking Statements

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate, “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

Innovative SaaS and Fintech Provider

Newark, NJ Headquarters	**1,850** Employees Globally	**$1.6 BN** Market Cap
$1.2 BN TTM[1] Revenue	**$120 MM** TTM Adjusted EBITDA[2]	**$224 MM** Net Cash + Current Investments[3]

IDT | A Global Workforce



80
560
40
540
40
40
50
100
50
10
210
20
30
50
10

1,850 professionals worldwide

IDT | Synergistic Businesses Focused on Underserved Markets

High-Growth, High-Margin Business Segments

NRS Segment:
POS-platform and payment solutions for independent retailers and advertisers

Fintech Segment:
International cash remittances and payment solutions

net2phone Segment:
Cloud communications for businesses

Traditional Communications Segment

IDT Digital Payments: Mobile top-up and other digital prepaid offerings

BOSS Revolution: International long-distance calling

IDT global: Wholesale voice and SMS services

High-Growth High-Margin Businesses

National Retail Solutions (NRS)

Our integrated cloud software and payment processing solutions enable independent retailers to operate more profitably

The NRS platform also offers advertisers and consumer packaged goods marketers unprecedented reach into urban consumer markets


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NRS PAY

NRS | Rapid Network Expansion with Extensive Runway

The Largest POS Platform Serving Independent Retailers in the USA

- POS network - 35,600 active terminals at ~31,000 independent retail stores[4]

- Core TAM of 200,000 independent retailers:
  - C-stores and bodegas
  - Liquor stores
  - Tobacco shops

- New POS formats (tablet, kiosk, restaurant) to deepen market penetration and expand TAM



Active POS Terminals
+32%
CAGR
(2021-2024)
14,000
19,400
25,700
32,100
35,600
2021
2022
2023
2024
April 30, 2025
As of July 31st for FY 2021-2024

NRS | One platform → Multiple Recurring Revenue[5] Streams

Generating Recurring, High-Margin Revenue at $118 MM ARR[6]

Merchant Services
67% of Recurring Revenue[7]

- Retailers subscribe to NRS Pay, a payment processing solution for electronic payments including credit and debit cards and EBTs

Advertising & Data
20% of Recurring Revenue[7]

- Marketers purchase static and video ad impressions on customer-facing screens from the NRS POS network's inventory
- Data analytics companies & CPG marketers purchase transaction data

SaaS Fees
13% of Recurring Revenue[7]

- Retailers pay a monthly POS system software subscription fee


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NRS | Topline Growth

Recurring Revenue

+70% CAGR (2021-2024)



$116.6
$96.9
$71.4
$45.3
$19.8
$120
$100
$80
$60
$40
$20
$0
Millions
2021
2022
2023
2024
TTM
Merchant Services
Advertising & Data
Saas Fees

Fiscal years ended July 31st. TTM ended April 30, 2025

Powered by terminal network expansion and increasing revenue per terminal

Average monthly recurring revenue per terminal[8] increased to $279 in 3Q25 from $271 in 3Q24

NRS | Merchant Services – Featuring *NRS Pay*

Revenue & Payment Processing Accounts

NRS Pay – Provides retailers with credit card and other electronic payment processing

+91% CAGR (2021-2024)



Merchant Services Revenue (in millions)
$70
$60
$50
$40
$30
$20
$10
0
40
35
30
25
20
15
10
5
0
Payment processing accounts (in thousands)
2021
2022
2023
2024
TTM
Merchant Services Revenue
Payment Processing Accounts

Fiscal years ended July 31st. TTM ended April 30, 2025

Robust YoY Expansion Continued in 3Q25

+37% Merchant Services revenue

+31% Payment processing accounts

+4% Merchant Services ARPU[9]

NRS | Advertising & Data – Offering Marketers Exceptional Reach

America's largest independent retailer-hosted advertising and transaction data network

Advertising

- Ads are served on the NRS POS' customer-facing digital screens
- Inventory is sold to advertisers via programmatic platforms and direct sales
- Participates primarily in the fast growing retail media network space

Data

- Provides CPG marketers with SKU-level transaction data and analytics for over 1.5 billion transactions annually



Advertising & Data Revenue
(in millions)
$8.7
$22.3
$30.6
$31.2
$31.7
2021
2022
2023
2024
TTM

Fiscal years ended July 31st. TTM ended April 30, 2025

NRS | SaaS Fee Revenue Growth Driven by Network Expansion


SaaS Fee Revenue
(in millions)
+51%
CAGR
(2021-2024)
$3.2
$5.6
$8.0
$11.2
$13.7
2021
2022
2023
2024
2025
Fiscal years ended July 31st. TTM ended April 30, 2025

Retailers pay monthly recurring charges (MRCs) for POS Services

Retailers can select from several feature-rich software plans. Fees range from $19.95 to $74.95 per month

Revenue growth drivers:
- POS network expansion
- Migration to premium plans

SaaS Fee monthly revenue per terminal[10] increased (+11% YoY) as retailers subscribe to premium plans

NRS | Delivering Enhanced Profitability and Strong Growth


Adjusted EBITDA
(in millions)
$0.3
$12.1
$16.8
$25.0
$32.0
2021
2022
2023
2024
TTM
Fiscal years ended July 31st, TTM ended April 30, 2025

Optimizing for growth and profitability

"Rule of 40"[11]

49%

Adjusted EBITDA margin[12]
increased to 23.1% in 3Q25 from 21.8% in 3Q24

BOSS MONEY

Our international remittance services enable customers in the U.S. and Canada to send money to friends and family in over 50 destination countries.

BOSS Money's results are reported within IDT's Fintech segment. This segment also holds other initiatives, including IDT's Gibraltar-based bank



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BOSS MONEY

BOSS MONEY | A Digital First Platform


ENVÍA DINERO
A MÉXICO
DE PAGO EN MÉXICO Y CRECIENDO

Expansive Platform Presence

- Transferring $6.5 billion in principal value (3Q25 annualized)
- Backed by nationwide marketing of the BOSS brand

Digital (apps) Channel - Superior User Experience

- Senders use BOSS Money and BOSS Revolution Apps
- User-rated 4.8 out of 5 stars in App Store
- Over 90% of customers are repeat users

Retail (in-store) Channel - Nationwide Footprint

- Strategic 'gateway' - introducing underbanked consumers to BOSS ecosystem

BOSS MONEY | Digital Channel – Transformational Growth

Revenue and Transactions
(in millions)



+27% Revenue CAGR (2021-2024)
$35.9
$38.3
$52.6
$73.0
$92.4
20
16
12
8
4
0
2021
2022
2023
2024
TTM
Revenue
Transactions

Fiscal years ended July 31st. TTM ended April 30, 2025

Digital Channel Highlights
(YoY in 3Q25)

+31%	Revenue
+32%	Transactions
+40%	Send Volume[13]

| BOSS EcoSystem – A Reinforcing Strategic Advantage


BOSS Brand Marketing
DIGITAL
Customer Acquisition
RETAIL
~50 million
1st and 2nd generation immigrants in USA from Latin America, Caribbean & Africa
BOSS Money App
BOSS Revolution Calling App
3 Million unique BOSS customers / month
Hard Cards
Retailer Portal
BOSS Money Remittance
Cross Marketing
50 million impressions / month
86 million transactions (2024)
BOSS Revolution Calling
BOSS Mobile Top-Up

| Fintech Segment Profitability

Fintech Adjusted EBITDA
(in millions)



$(0.1)
$(4.6)
$(1.8)
$1.1
$14.4
2021
2022
2023
2024
TTM

Fiscal years ended July 31st . TTM ended April 30, 2025

13.0%

Adjusted EBITDA margin in 3Q25 compared to 1% in 3Q24

net2phone

Our cloud-based, unified communications and contact center solutions help businesses succeed by interacting with their consumers with enhanced intelligence and insights



net2phone | Compelling Offerings

Key Features & Functionalities for Today's Business Environment

unite
(UCaaS)

Combines voice, video, and messaging into a single interface, making communications seamless for in-office, remote, or hybrid work

- Voice
- Video
- Messaging
- Mobile App
- Analytics
- Integrations



uContact
(CCaaS)

Scalable contact center platform for organizations with high interaction volumes

- Agent & Supervisor Roles
- Omnichannel Interactions
- Auto Dialers
- Chatbots
- Workflows
- Reporting

net2phone | Strategic Differentiation

Offerings Differentiated by Market, Geography, and Channel

Focus on Mid-Market Businesses

- Market fragmentation
- Lower friction toward switching costs
- Tech focus on UX

Channel Partner Centric

- Feature-rich partner portal
- Partner incentives & toolkit enhance stickiness

INTELISYS, TELARUS, SANDLER PARTNERS, AVANT, TBI, AppSmart

Distinctive Geography with Deeply Localized Offerings

- Focus on Americas
- UX customized by market / region

UCaaS Seats Served by Region


Latin America
USA
Canada
Europe

net2phone | Steady Growth

Subscription Revenue[14]

+26% CAGR (2021-2024)



Subscription revenue (in millions)
$100
$80
$60
$40
$20
$0
$38.8
$53.6
$66.8
$78.4
$84.0
2021
2022
2023
2024
TTM

Fiscal years ended July 31st. TTM ended April 30, 2025

Highlights
(3Q25)

+11%

Annual subscription revenue increase on a constant currency basis[15]

415,000

Seats served[16] at April 30, 2025

net2phone Increasing Adjusted EBITDA & Margins



Adjusted EBITDA
(in millions)
$15
$10
$5
0
$(5)
$(10)
$(10.3)
$(6.1)
$3.0
$7.9
$11.0
2021
2022
2023
2024
TTM

Fiscal years ended July 31st. TTM ended April 30, 2025

15%

Adjusted EBITDA margin in 3Q25 compared to 10% in 3Q24

Traditional Communications Segment

Traditional Communications | Primary Businesses

IDT DIGITAL PAYMENTS

Cross-border value transfers through mobile-top-up and other digital prepaid offerings

$415 MM

TTM Revenue

BOSS REVOLUTION

International long-distance calling

$224 MM

TTM Revenue

IDT global

Voice & SMS Services

Terminates & manages international voice traffic and SMS through direct connections to over 150 countries

$204 MM

TTM Revenue

Traditional Communications | Durable Cash Generation

Adjusted EBITDA and Adjusted EBITDA Margin



$92.1
$85.5
$77.5
$66.3
$73.7
Adjusted EBITDA (in millions)
Adjusted EBITDA Margin
9%
8%
7%
6%
2021
2022
2023
2024
TTM
Adjusted EBITDA
Adjusted EBITDA Margin

Fiscal years ended July 31st. TTM ended April 30, 2025

9.2%

Adjusted EBITDA margin in 3Q25 compared to 6.7% in 3Q24

IDT Consolidated

IDT | GP Expansion Powered by Rotation to Growth Segments[17]



Gross Profit
(in millions)
+10% CAGR (2021-2024)
$293
$325
$357
$390
$434
75% gross margin
19% gross margin
2021
2022
2023
2024
TTM
Traditional Communications Segment
Growth Segments

Fiscal years ended July 31st. TTM ended April 30, 2025

37%

Gross profit margin[18] in 3Q25 compared to 32% in 3Q24

IDT | Increasing Profitability Backed by a Strong Balance Sheet

Consolidated Adjusted EBITDA and Adjusted EBITDA Margin



$120.4
$120
$100
$80
$60
$40
$20
0
$74.5
$79.1
$86.2
$89.7
Adjusted EBITDA (in millions)
12%
10%
8%
6%
4%
2%
0
Adjusted EBITDA Margin
2021
2022
2023
2024
TTM
Adjusted EBITDA
Adjusted EBITDA Margin

Fiscal years ended July 31st. TTM ended April 30, 2025

Balance Sheet Highlights

- $224 million in cash + current investments[3]
- $0 debt[3]

Returning Value to Stockholders

- Repurchases of stock - $21 MM (TTM)
- Cash dividends annually at current rate - $6 MM

Thank You

invest@idt.net

Footnotes

(1) Throughout this presentation, TTM refers to the twelve month period ended April 30, 2025. All quarterly results presented refer to three month periods ended: October 31st (1Q), January 31st (2Q); April 30th (3Q); or July 31st (4Q).

(2) Throughout this presentation, Adjusted EBITDA is a Non-GAAP measure intended to provide useful information that supplements IDT's or the relevant segment's results in accordance with GAAP. Please refer to the Non-GAAP Reconciliation at the end of this presentation for an explanation of this term and its reconciliation to the most directly comparable GAAP measure.

(3) 'Net cash and current investments' consists of cash and cash equivalents plus current debt securities plus current equity investments minus total debt as of April 30, 2025. The company had no outstanding debt as of that date.

(4) Active POS terminals and stores as of April 30, 2025.

(5) NRS' recurring revenue is the aggregate of NRS Advertising & Data, Merchant Services and SaaS Fee revenues. Recurring revenue excludes the one time revenue from the sale of NRS POS terminals.

(6) ARR (annual recurring revenue) is recurring revenue for the three month period ended April 30, 2025 times four.

(7) Percentages are percentages of recurring revenue for the quarter ended April 30, 2025 (3Q25).

(8) NRS' average monthly recurring revenue per terminal is calculated by dividing NRS' recurring revenue for the quarter by the average number of terminals active during the quarter, and then dividing by three.

(9) Merchant Services monthly average revenue per user (ARPU) is calculated by dividing the Merchant Services revenue for the quarter by the average number of NRS Pay accounts during the quarter, and then dividing by three.

(10) SaaS Fee Revenue per terminal is calculated by dividing NRS SaaS Fee revenue for the quarter by the average number of active terminals during the quarter, and then dividing by three.

Footnotes, *continued*

(11) The "Rule of 40" is a commonly used metric to evaluate the performance of software as a service (SaaS) providers. It postulates that a SaaS company's growth rate when added to its EBITDA margin should equal or exceed 40 percent. For NRS, the "Rule of 40" score for 3Q25 is computed by adding (a) the percentage change of NRS' recurring revenue in 3Q25 compared to 3Q24 to (b) NRS' Adjusted EBITDA margin for the twelve month period through April 30, 2025. (NRS' recurring revenue is calculated by subtracting NRS' revenue from POS terminal sales from its total GAAP revenue.)

(12) Throughout this presentation, Adjusted EBITDA margin is Adjusted EBITDA for IDT on a consolidated basis or its relevant business segment divided by the comparable unit's revenue for the relevant period.

(13) Send Volume is the aggregate principal amount transferred by BOSS Money customers.

(14) net2phone subscription revenue is revenue for the net2phone segment exclusive of equipment (phone) sales and revenue generated by a legacy SIP trunking offering in Brazil.

(15) net2phone revenue on a constant currency basis excludes the effect of foreign currency rate fluctuations. To determine net2phone's subscription revenue growth on a constant currency basis, current period revenues from entities reporting in currencies other than U.S. Dollars (USD) were converted to USD at the average monthly exchange rates in effect during the prior fiscal year's comparative period instead of the average monthly exchange rates in effect during the current period.

(16) Seats served are Unified Communications as a Service (UCaaS) seats plus Contact Center as a Service (CCaaS) seats as of the last day of the relevant reporting period.

(17) Growth segments are the aggregate of the National Retail Solutions , net2phone, and Fintech reporting segments.

(18) Gross Profit Margin is Gross Profit for IDT on a consolidated basis divided by the comparable unit's revenue for the relevant period.

Non-GAAP Reconciliation

IDT | Non-GAAP Reconciliation

IDT's Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP).

Management believes that IDT's Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strength in its financial and operational decision making. Management also uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported Adjusted EBITDA and believes this measure is commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting.

Management refers to Adjusted EBITDA, as well as the GAAP measures income (loss) from operations and net income on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or capitalized in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense is excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

IDT | Non-GAAP Reconciliation, continued

Other operating (expense) gain, net, which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. Other operating (expense) gain, net includes, among other items, legal fees net of insurance claims related to Straight Path Communications Inc.'s stockholders' class action, gains from the write-offs of a contingent consideration liabilities, and gain from the sale of state income tax credits. From time-to-time, IDT may have gains or incur costs related to non-routine legal, tax, and other matters, however, these various items generally do not occur each quarter. IDT believes the gain and losses from these non-routine matters are not components of IDT's or the relevant segment's core operating results.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measures, which is income (loss) from operations. Also following is NRS' "Rule of 40" computations including the reconciliation of NRS' Adjusted EBITDA to the most directly comparable GAAP measure, NRS' income from operations.

IDT | FINANCIALS · Non-GAAP Reconciliation – Slide 14

NRS "Rule of 40"
For 3Q 2025
(USD in thousands)

Reconciliation of NRS' Income from Operations to Adjusted EBITDA

	4Q 2024	1Q 2025	2Q 2025	3Q 2025	TTM 3Q 2025
Income from operations	6,048	6,613	9,127	6,167	27,955
Depreciation and amortization	870	960	995	1,038	3,863
Severance expense	5	7	-	-	12
Other operating expense, net	150	-	-	-	150
Adjusted EBITDA	7,073	7,580	10,122	7,205	31,980

NRS' "Rule of 40"

	3Q 2025	3Q 2024
NRS recurring revenue	29,439	23,956
NRS other revenue	1,706	1,757
NRS total revenue	31,145	25,713
NRS recurring revenue growth rate	23%	
NRS TTM Adjusted EBITDA	31,980	
NRS TTM total revenue	122,695	
NRS TTM Adjusted EBITDA margin	26%	
Rule of 40	**49%**	

IDT

Reconciling (Loss) Income from Operations to Adjusted EBITDA
for NRS
(USD in thousands)

	FY 2021	FY 2022	FY 2023	FY 2024	TTM 3Q 2025
(Loss) income from operations	(252)	11,208	14,401	21,626	27,955
Depreciation and amortization	520	905	2,363	3,200	3,863
Severance expense	-	-	3	18	12
Other operating expense, net	-	-	-	150	150
Adjusted EBITDA	267	12,114	16,766	24,995	31,980

IDT

Reconciling Income from Operations to Adjusted EBITDA
for Fintech
(USD in thousands)

	FY 2021	FY 2022	FY 2023	FY 2024	TTM 3Q 2025
(Loss) income from operations	(1,947)	(6,887)	(2,533)	(130)	13,187
Depreciation and amortization	1,515	2,231	2,683	2,872	2,927
Severance expense	-	59	-	-	13
Other operating expense (gain), net	367	(20)	(1,947)	(1,691)	(1,765)
Adjusted EBITDA	(65)	(4,617)	(1,797)	1,052	14,362

IDT

Reconciling (Loss) Income from Operations to Adjusted EBITDA
for net2phone
(USD in thousands)

	FY 2021	FY 2022	FY 2023	FY 2024	TTM 3Q 2025
Loss from operations	(15,460)	(11,132)	(2,754)	1,681	4,320
Depreciation and amortization	5,053	5,374	5,609	6,133	6,305
Severance expense	-	-	57	99	4
Other operating expense (gain), net	100	(293)	133	(56)	417
Adjusted EBITDA	(10,307)	(6,051)	3,045	7,857	11,047

Reconciling Income from Operations to Adjusted EBITDA
for Traditional Communications
(USD in thousands)

	FY 2021	FY 2022	FY 2023	FY 2024	TTM 3Q 2025
Income from operations	82,027	75,826	61,288	56,435	65,032
Depreciation and amortization	10,601	9,527	9,428	8,064	7,637
Severance expense	452	57	875	1,581	891
Other operating (gain) expense, net	(973)	104	5,888	185	181
Adjusted EBITDA	92,107	85,513	77,479	66,264	73,742

Reconciling Income from Operations to Adjusted EBITDA
for Consolidated IDT
(USD in thousands)

	FY 2021	FY 2022	FY 2023	FY 2024	TTM 3Q 2025
Income from operations	56,974	60,089	60,744	64,753	98,681
Depreciation and amortization	17,764	18,115	20,136	20,351	20,797
Severance expense	452	116	935	1,698	650
Other operating (gain) expense, net	(731)	826	4,415	2,945	306
Adjusted EBITDA	74,459	79,145	86,230	89,747	120,434